Commitments and Contingencies	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

From time to time the Company is involved in claims and legal proceedings that arise in the ordinary course of business. The Company is currently subject to several such claims and legal proceedings. Based on currently available information, the Company does not believe that resolution of pending matters will have a material adverse effect on its financial condition, cash flows or results of operations. However, litigation is subject to inherent uncertainties, and there can be no assurances that the Company’s defenses will be successful or that any such lawsuit or claim would not have a material adverse impact on the Company’s business, financial condition, cash flows and results of operations in a particular period. Any claims or proceedings against the Company, whether meritorious or not, can have an adverse impact because of defense costs, diversion of management and operational resources, negative publicity and other factors.

13. Commitments and Contingencies

Leases

The Company occupies various facilities and uses certain equipment under operating leases. Net rent expense was approximately $84 million, $80 million and $62 million for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

At September 30, 2019, future minimum payments under non-cancelable operating leases are as follows:

Years	Operating Leases
(in millions)
2020	$52
2021	49
2022	48
2023	47
2024	45
Thereafter	207

Total	$448

The future minimum payments reflect the amounts owed under lease arrangements and do not include any fair market value adjustments that would have been recorded as a result of the Merger.

Talent Advances

The Company routinely enters into long-term commitments with recording artists, songwriters and publishers for the future delivery of music. Such commitments generally become due only upon delivery and Company acceptance of albums from the recording artists or future musical compositions from songwriters and publishers. Additionally, such commitments are typically cancelable at the Company’s discretion, generally without penalty. Based on contractual obligations and the Company’s expected release schedule, aggregate firm commitments to such talent approximated $428 million and $340 million as of September 30, 2019 and September 30, 2018, respectively.

Other

Other off-balance sheet, firm commitments, which primarily include minimum funding commitments to investees, amounted to approximately $10 million and $4 million at September 30, 2019 and September 30, 2018, respectively.

Litigation

SiriusXM

On September 11, 2013, the Company joined with Capitol Records, LLC, Sony Music Entertainment, UMG Recordings, Inc. and ABKCO Music & Records, Inc. in a lawsuit brought in California Superior Court against SiriusXM Radio Inc., alleging copyright infringement for SiriusXM’s use of pre-1972 sound recordings under California law. A nation-wide settlement was reached on June 17, 2015 pursuant to which SiriusXM paid the plaintiffs, in the aggregate, $210 million on July 29, 2015 and the plaintiffs dismissed their lawsuit with prejudice. The settlement resolved all past claims as to SiriusXM’s use of pre-1972 recordings owned or controlled by the plaintiffs and enabled SiriusXM, without any additional payment, to reproduce, perform and broadcast such recordings in the United States through December 31, 2017. The allocation of the settlement proceeds among the plaintiffs was determined and the settlement proceeds were distributed accordingly. This resulted in a cash distribution to the Company of $33 million of which $28 million was recognized in revenue during the 2016 fiscal year and $4 million was recognized in revenue during the 2017 fiscal year. The balance of $1 million was recognized in the first quarter of the 2018 fiscal year. The Company is sharing its allocation of the settlement proceeds with its artists on the same basis as statutory revenue from SiriusXM is shared, i.e., the artist share of our allocation will be paid to artists by SoundExchange.

As part of the settlement, plaintiffs agreed to negotiate in good faith to grant SiriusXM a license to publicly perform the plaintiffs’ pre-1972 sound recordings for the five-year period running from January 1, 2018 to December 31, 2022. Pursuant to the settlement, if the parties were unable to reach an agreement on license terms, the royalty rate for each license would be determined by binding arbitration on a willing buyer/willing seller standard. On December 21, 2017, SiriusXM commenced a single arbitration against all of the plaintiffs in California through JAMS to determine the rate for the five-year period. On May 1, 2018, the Company filed a lawsuit against SiriusXM in New York state court to stay the California arbitration and to compel a separate arbitration in New York solely between SiriusXM and the Company. On August 23, 2018, the Company filed a Stipulation of Discontinuance without Prejudice as to the New York state court action after SiriusXM agreed to participate in a separate arbitration with the Company in New York if the parties were unable to reach an agreement on pre-1972 license terms. On March 28, 2019, the Company and SiriusXM entered into an agreement granting SiriusXM a license to publicly perform the Company’s pre-1972 sound recordings for the five-year period running from January 1, 2018 to December 31, 2022.

Other Matters

In addition to the matter discussed above, the Company is involved in various litigation and regulatory proceedings arising in the normal course of business. Where it is determined, in consultation with counsel based on litigation and settlement risks, that a loss is probable and estimable in a given matter, the Company establishes an accrual. In the currently pending proceedings, the amount of accrual is not material. An estimate of the reasonably possible loss or range of loss in excess of the amounts already accrued cannot be made at this time due to various factors typical in contested proceedings, including (1) the results of ongoing discovery; (2) uncertain damage theories and demands; (3) a less than complete factual record; (4) uncertainty concerning legal theories and their resolution by courts or regulators; and (5) the unpredictable nature of the opposing party and its demands. However, the Company cannot predict with certainty the outcome of any litigation or the potential for future litigation. As such, the Company continuously monitors these proceedings as they develop and adjusts any accrual or disclosure as needed. Regardless of the outcome, litigation could have an adverse impact on the Company, including the Company’s brand value, because of defense costs, diversion of management resources and other factors and it could have a material effect on the Company’s results of operations for a given reporting period.